EXHIBIT 99.7
                                              EXECUTION COPY

                    PERFORMANCE GUARANTY


          THIS PERFORMANCE GUARANTY (this "Guaranty") is made as of June 10, 1999 by SFC NEW HOLDINGS, INC, a
Delaware corporation ("SFC"), as Master Servicer (in such capacity, the "Master Servicer" and "Guarantor",) in favor of SPECIALTY FOODS FINANCE CORPORATION, a Delaware corporation (the "Company");

                       W I T N E S S E T H

          WHEREAS, the Company, the Master Servicer and certain of the subsidiaries of Specialty Foods Corporation named therein as sellers (collectively, the "Sellers" and each a "Seller") are parties to that certain Amended and Restated Receivables Sale Agreement dated as of November 16, 1994 (as the same may from time to time be amended, restated, supplemented or otherwise modified, the "Receivables Sale Agreement");

          WHEREAS, it is a condition precedent to the willingness of the Company to continue to make available the purchase facility under the Receivables Sale Agreement, that SFC, individually and as Master Servicer, execute and deliver this Guaranty;

          NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          SECTION 1.  Definitions.  Terms used herein and
not otherwise defined herein shall have the meanings assigned under the Receivables Sale Agreement or, to the extent not defined therein, under that certain Pooling
Agreement dated as of November 16, 1994 (as the same may be amended, restated, supplemented or otherwise modified, the "Pooling Agreement"), among the Company, the Master
Servicer, and The Chase Manhattan Bank, as Trustee.

          SECTION 2.  Performance Guaranty.  (a) The
Guarantor hereby unconditionally and irrevocably guarantees to the Company, and all of its respective successors, endorsees, transferees and assigns (including the Trustee for the benefit of the Investor Certificateholders), the due and punctual performance by each Seller of all covenants, agreements, terms, conditions, undertakings, indemnities and other obligations to be performed and observed by such Seller to the Company under the Receivables Sale Agreement including, without limitation, the due and punctual payment of all sums which are or may become due and owing by each Seller under the terms and provisions of the Receivables Sale Agreement, whether for fees, expenses, indemnified amounts or otherwise, whether upon any termination or for any other reason. Upon the failure by any Seller to pay punctually any amount due by it under the Receivables Sale Agreement, the Guarantor agrees that it shall forthwith on demand pay such amount at the place and in the manner specified in the Receivables Sale Agreement.
          SECTION 3. Waivers; Guaranty Unconditional. (a) The Guarantor hereby waives promptness, diligence and notice of acceptance of this Guaranty, of any action taken or omitted in reliance hereon or of any default in the payment of any such sums or in the performance of any covenants, agreements, terms, conditions, and any demand, protest or other notice of any kind. The Guarantor expressly waives the right to require the Company to protect, secure, perfect, insure, proceed against or exhaust any security granted to it as security for the payment of any sums due under the Receivables Sale Agreement or to exhaust any right or take any action against any Seller or any other Person or any collateral. The Guarantor further agrees that the execution and delivery of this Guaranty shall be conclusive evidence against the Guarantor that its obligations under this Guaranty are unconditional and absolute. SFC in its capacity as Master Servicer and as Guarantor hereby warrants to the Company that it has adequate means to obtain from each Seller on a continuing basis all information concerning each of the Transaction Documents, the financial condition of each such Seller and the collectability of the Purchased Receivables, and that it is not relying on the Company to provide such information either now or in the future.

          (b) The obligations of the Guarantor under this Guaranty constitute a present and continuing guaranty of payment and not of collectability, shall be absolute and unconditional, shall not be subject to any counterclaim, set-off, deduction or defense based upon any claim the Guarantor or any Affiliate thereof may have against any Seller or against the Company or any other Person and shall remain in full force and effect without regard to and shall not be released, discharged or in any way affected or impaired by, any thing, event, happening, matter, circumstance or condition whatsoever (whether or not the Guarantor shall have any knowledge or notice thereof or consent thereto), including, without limitation:

          (i) any amendment or modification of or supplement to the Receivables Sale Agreement agreed to by the requisite parties specified therein, or any assignment or transfer of any interest of the Company, therein, including, without limitation, any renewal or extension of the terms of payment of any sums due or contingently due hereunder or the granting of time in respect of any payment, or any furnishing or acceptance of security or any release of any security so furnished or accepted for the sum due or contingently due under any Transaction Document or eligibility criteria for the purchase of Purchased Receivables thereunder;

          (ii) any waiver, consent, extension, granting of time, forbearance, indulgence or other action or inaction under or in respect of the Receivables Sale
     Agreement or any other Transaction Document or any exercise or nonexercise of any right, remedy or power in respect thereof;

          (iii) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or similar proceedings with respect to any of the Sellers, the Guarantor or any other Person, or the properties or creditors of any of them;

          (iv) the occurrence of any Purchase Termination
     Event under the Receivables Sale Agreement, or any invalidity or any unenforceability of, or any misrepresentation, irregularity or other defect in the Receivables Sale Agreement or any other Transaction
     Document or any other document to be delivered in connection therewith;

          (v) any failure by the Company to take any required steps to perfect and maintain any security interest in, or to preserve any rights to, any security or collateral for any Purchased Receivable or Related
     Property;

          (vi) any transfer or purported transfer, any consolidation or merger of any of the Sellers, the Guarantor or the Company with or into any other corporation or entity, or any change whatsoever in the objects, capital structure, constitution or business of any of the Sellers or the Guarantor;

          (vii) any failure on the part of any of the Sellers to perform or comply with any term of the Receivables Purchase Agreement, any other Transaction
     Document or any other document to be delivered in connection therewith;

          (viii) any suit or other action brought by any creditors of any of the Sellers or the Guarantor for any reason whatsoever, including, without limitation, any suit or action in any way attacking or involving the Receivables Purchase Agreement, the Certificate Purchase Agreement or any other Transaction Document or any other document to be delivered in connection therewith; or

          (ix) any other fact or circumstance which might constitute a defense available to, or a discharge of, the Guarantor.

          SECTION 4. Discharge Only Upon Payment in Full; Reinstatement. The obligations of the Guarantor hereunder shall remain in full force and effect until all obligations guaranteed hereunder are fully satisfied. If at any time any payment of any obligations guaranteed hereunder is rescinded or must otherwise be restored or returned by the Company upon the insolvency, bankruptcy or reorganization of the Guarantor, each of the obligations of the Guarantor hereunder, as applicable, shall be reinstated all as though such payment had not been made.

          SECTION 5. Subrogation. If the Guarantor shall make any payment due in respect of the Receivables Sale Agreement pursuant to this Guaranty, it shall, to the extent permitted by applicable law, be subrogated to the rights of the Company as against the Guarantor; provided, however, that such rights of subrogation and all indebtedness and claims arising therefrom shall be, and the Guarantor hereby declares that they are, and shall at all times be, in all respects subordinate and junior to all sums due or contingently due under the Receivables Sale Agreement in respect of which payment was not made. The Guarantor hereby further agrees that the foregoing right of subrogation shall not be effective until, and that it shall not be entitled to receive any payment, under any condition, in respect of any such subrogated claim unless and until (x) all sums which may become due, or are stated in the Receivables Sale Agreement to become due, shall have become due and shall have been paid in full or funds for their payment shall have been duly and sufficiently provided, and (y) all obligations of the Company and the Master Servicer under the Pooling Agreement and any Supplement entered into in connection therewith have been fully paid and satisfied. The Guarantor further agrees that, if, solely as a result of (i) the existence of this Guaranty and (ii) the application of
Section 550 of the Bankruptcy Code, or any similar provision of any state insolvency law, the Company is required in any bankruptcy or insolvency proceeding to turn over or otherwise pay to the estate of the Guarantor or lose the right to receive from the Guarantor's estate any amount representing or constituting a transfer avoidable as to the Company (which transfer, but for the existence of this Guaranty, would not have been recoverable from any such Person), the Guarantor shall pay or cause to be paid to the Company, an amount, in cash, equal to such avoided or recovered amount.

          SECTION 6.  Representations and Warranties.  The
Guarantor hereby represents and warrants on and as of the date hereof, and on and as of each date on which a purchase shall be made under the Receivables Sale Agreement, as follows:

          (a) the execution, delivery and performance by the Guarantor of this Guaranty (i) is within its corporate powers, (ii) has been duly authorized by all necessary corporate action, (iii) does not contravene or result in a default under or conflict with (1) its certificate or articles of incorporation or by-laws or the provisions of any indenture, instrument or material agreement to which they may be party or is subject (2) any law, rule or regulation applicable to it, (3) any contractual restriction binding on or affecting the Guarantor or its property or (4) any order, writ, judgment, award, injunction or decree binding on or affecting the Guarantor or its property, and (iv) does not result in or require the creation of any adverse claim upon or with respect to any of its properties. This Guaranty has been duly executed and delivered by the Guarantor.

          (b) No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or other Person is required for the due execution, delivery and performance by the Guarantor of this Guaranty.

          (c) This Guaranty constitutes the legal, valid and binding obligation of such Guarantor enforceable against it in accordance with its terms.

          (d) There is no pending or threatened action or proceeding affecting the Guarantor or any of its subsidiaries before any Governmental Authority or arbitrator which could materially adversely affect the business, operations, property, financial or other condition or operations of the Guarantor, the ability of the Guarantor to perform its obligations under this Guaranty or which affects or purports to affect the legality, validity or enforceability of this Guaranty.

          SECTION 7.  Further Assurances.  The Guarantor
hereby agrees, upon the written request of the Company, to execute and deliver to the Company from time to time, any additional instruments or documents reasonably considered necessary by the Company to cause this Guaranty to be, become or continue to be valid and effective in accordance with its terms.

          SECTION 8.  No Proceedings.  The Guarantor
covenants and agrees that it will not institute against, or join any other Person in instituting against the Company any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding, or other proceeding under any federal or state bankruptcy or similar law, for one year and one day after the last Investor Certificate issued by the Trust is paid in full.

          SECTION 9. Successors and Assigns. This Guaranty shall inure to the benefit of the Company and its respective successors, endorsees, transferees and assigns. Each such Person shall have the right to assign any and all of its or their rights hereunder to any other Person and the Person acquiring any interest herein shall succeed to all of the rights of the transferor thereof hereunder to the extent of such transfer. Notwithstanding the immediate preceding sentence, the Guarantor agrees that it will not assign or transfer all or any portion of its rights or obligations hereunder without the prior written consent of the Company. The Guarantor acknowledges that the Company shall assign all of its rights hereunder to the Trustee or any Control Party. The Guarantor consents to such assignment and agrees that any Control Party (or the Trustee at the direction of any Control Party), to the extent provided in the Pooling Agreement with respect to the enforcement of the Receivables Sale Agreement, shall be entitled to enforce the terms of this Guaranty and the rights (including, without limitation, the right to grant or withhold any consent or waiver) of the Company directly against the Guarantor, whether or not a Purchase Termination Event or a Potential Purchase Termination Event has occurred. The Guarantor further agrees that, in respect of its obligations hereunder, (i) it will act at the direction of and in accordance with all requests and instructions from any Control Party (or the Trustee, as the case may be) until all amounts due to the Investor Certificateholders are paid in full and (ii) in the event of any conflict or requests or instructions to the Guarantor, among the Trustee, any Control Party and the Company, the Guarantor will at all times act in accordance with the requests and instructions of any Control Party. Each Control Party and the Trustee, on behalf of the Investor Certificateholders, shall have the rights of third-party beneficiaries under this Guaranty.

          SECTION 10. Taxes; Expenses of Enforcement, etc. All payments required to be made by the Guarantor hereunder shall be made without setoff or counterclaim and free and clear and without deduction or withholding for or on account of, any present or future taxes, levies, imposts, duties or other charges of whatsoever nature imposed by any government or political or taxing authority thereof, provided, however, that if the Guarantor is required by law to make such deduction or withholding, the Guarantor shall forthwith pay to the Company, such additional amount as results in the net amount received by the Company equaling the full amount which would have been received by the Company had no deduction or withholding been made. The Guarantor also agrees to reimburse the Company for any reasonable costs, internal charges and out-of-pocket expenses (including reasonable attorney's fees and time charges of attorneys for the Company, which attorneys may be the employees of the Company) paid or incurred by the Company in connection with the collection and enforcement of amounts due under this Guaranty.

          SECTION 11. Setoff. At any time after all or any part of the obligations guarantied hereunder become due and payable (by acceleration or otherwise), the Company may, without notice to the Guarantor and regardless or the acceptance of any security or collateral for the payment hereof, appropriate and apply toward the payment of all or any part of the obligations guarantied hereunder, (i) any indebtedness due or becoming due from the Company to the Guarantor, and (ii) any monies, credits or other property belonging to the Guarantor, at any time held by it or coming into the possession of the Company or any of its respective affiliates.

          SECTION 12.  GOVERNING LAW.  (a)  THIS GUARANTY
AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS
GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED
IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

          SECTION 13.  WAIVER OF JURY TRIAL.  THE GUARANTOR
HEREBY AND UNCONDITIONALLY WAIVES ITS RIGHTS TO A TRIAL BY
JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS
AGREEMENT AND ANY COUNTERCLAIM THEREIN.

          SECTION 14.  Submission To Jurisdiction; Waivers.
The Guarantor hereby irrevocably and unconditionally:

          (a) submits for itself and its property in any legal action or proceeding relating to this Guaranty, or for the recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the Courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

          (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court;

          (c) agrees that service of process in any action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the Guarantor at its address as set forth in Section 10.5 of the Pooling Agreement or under its name on the signature page thereof, or at such other address of which the Company shall have been notified pursuant thereof;

          (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

          (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this section any special, exemplary, punitive or consequential damages.

          SECTION 15. Amendment and Waiver. No amendment or waiver of any provision of this Guaranty shall be effective unless in a writing signed by the Company, the Guarantor, and the Control Party and such amendment or waiver shall be effective only in the specific instance and for the specific purpose for which given. No failure on the part of the Company to exercise, and no delay in exercising, any right hereunder shall operate as a waiver hereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.

          SECTION 16. Severability. Wherever possible, each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Guaranty. Without limiting the foregoing, if the liability of the Guarantor hereunder is determined to have exceeded the maximum amount of liability hereunder which could have been recovered from the Guarantor under this Guaranty without rendering such claim voidable or avoidable under Section 548 of Chapter 11 of the Bankruptcy Code or under any applicable state Uniform Fraudulent Transfer Act, Uniform Fraudulent Conveyance Act or similar statute or common law, then this Guaranty shall remain enforceable against the Guarantor for the full amount which could have been claimed without becoming subject to such avoidance.

          SECTION 17. Merger. This Guaranty represents the final agreement of the Guarantor with respect to the matters contained herein and may not be contradicted by evidence of prior or contemporaneous agreements, or subsequent oral agreements, between the Guarantor and the Company.

          SECTION 18.  Headings.  The captions and headings
of this Guaranty are for convenience of reference only and shall not affect the interpretation hereof or thereof.

          IN WITNESS WHEREOF, each of the undersigned has caused this Guaranty to be duly executed by its duly authorized officer as of the date first set forth above.


                                SFC NEW HOLDINGS, INC.


                              By:
                                     Name:
                                    Title: